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                                                                   EXHIBIT 10.15
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[LOGO]


     Amendment to Loan Documents


Borrower:       Future Media Productions, Inc.
Address:        25136 Anza Drive
                Valencia, California 91355

Date:           January 25, 2000


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Greyrock Capital, a Division of Banc of America Commercial Finance Corporation (formerly Greyrock Business Credit) ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024, and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 26, 1997 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by Greyrock and Borrower, and all other written documents and agreements between Greyrock and Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

            1.  Extension. The Maturity Date, "June 30, 2000", set forth in the
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Schedule to the Loan Agreement, is hereby amended by replacing said date with the date "June 30, 2001".

            2.  Representations True. Borrower represents and warrants to
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Greyrock that all representations and warranties set forth in the Loan
Agreement, as amended hereby, are true and correct.

            3.  General Provisions. This Amendment, the Loan Agreement, and the
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other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions,

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               Greyrock Capital                      Amendment To Loan Documents
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representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                    Greyrock:

FUTURE MEDIA PRODUCTIONS,                    GREYROCK CAPITAL,
INC.                                         a Division of NationsCredit
                                             Commercial Corporation
By /s/ Alex Sander
   -----------------------------             By /s/ Lisa Nagano
    President or Vice President                 -----------------------------
                                             Title  LISA NAGANO
By /s/ [ILLEGIBLE]                                 --------------------------
   -----------------------------                    SR. VICE PRESIDENT
    Secretary or Ass't Secretary

                                   CONSENT

     The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. This Consent, and the foregoing Amendment, shall be fully effective notwithstanding the fact that Beny Alagem, another guarantor, is not signing this Consent, regardless of any effect his failure to sign may have on his guaranty with respect to Borrower.


 /s/ Alex Sandel                              /s/ Jason Barzilay
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     Alex Sandel                                  Jason Barzilay

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